UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:	Case No. 16-10429-SHL
Republic Airways Holdings Inc., et al.	(jointly administered)

Debtors' Address:

Republic Airways Holdings Inc.
8909 Purdue Road, Suite 300
Indianapolis, IN 46268

Debtors' Attorneys:

Zirinsky Law Partners, PLLC
375 Park Avenue, Suite 2607
New York, New York 10152

Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

DISBURSEMENTS (IN MILLIONS):	$148.5
FOR THE MONTH ENDED APRIL 30, 2016

CONSOLIDATED NET LOSS (IN MILLIONS):	$—
FOR THE MONTH ENDED APRIL 30, 2016

REPORT PREPARER		Republic Airways Holdings Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful to the best of my knowledge.

Joseph P. Allman	Date:	May 20, 2016
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(In millions)

As of
April 30, 2016
ASSETS
Current Assets:
Cash and cash equivalents	$126.7
Restricted cash	7.1
Receivables, net	89.8
Inventories	51.5
Prepaid expenses and other current assets	20.2
Assets held for sale	26.1
Total current assets	321.4
Aircraft and other equipment, net	3,013.1
Maintenance deposits	52.3
Intangible and other assets, net	162.4
Total assets	$3,549.2
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt	$270.2
Accounts payable	14.3
Accrued liabilities	111.7
Total current liabilities	396.2
Long-term debt - less current portion	1,974.4
Deferred credits and other non-current liabilities	36.8
Deferred income taxes	170.7

Liabilities Subject to Compromise (Note 2)	517.6

Stockholders' Equity:
Preferred stock	—
Common stock	—
Additional paid-in capital	435.6
Treasury stock	(183.9)
Accumulated other comprehensive loss	(2.2)
Accumulated earnings	204.0
Total stockholders' equity	453.5
Total liabilities and stockholders' equity	$3,549.2

See accompanying notes to the condensed consolidated financial statements (unaudited).

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
CONSOLIDATED STATEMENT OF OPERATION (UNAUDITED)
(In millions)

For the month ended April 30, 2016
OPERATING REVENUES:
Fixed-fee service	$100.9
Other	1.1
Total operating revenues	102.0

OPERATING EXPENSES:
Wages and benefits	34.0
Landing fees and airport rents	1.7
Aircraft and engine rent	3.2
Maintenance and repair	21.0
Insurance and taxes	1.4
Depreciation and amortization	16.0
Other	12.9
Total operating expenses	90.2

OPERATING INCOME	11.8
OTHER INCOME (EXPENSE):
Interest expense	9.6
Other, net	—
Total other expense	9.6

INCOME BEFORE REORGANIZATION ITEMS AND INCOME TAXES	2.2

REORGANIZATION ITEMS, NET (Note 2)	2.2

INCOME BEFORE INCOME TAX EXPENSE	—

INCOME TAX EXPENSE	—

NET INCOME	$—

NET INCOME PER COMMON SHARE - BASIC	$—

NET INCOME PER COMMON SHARE - DILUTED	$—

See accompanying notes to the condensed consolidated financial statements (unaudited).

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOW (UNAUDITED)
(In millions)

For the month ended April 30, 2016

NET CASH FROM OPERATING ACTIVITIES	$15.5

INVESTING ACTIVITIES:
Purchase of aircraft and other equipment	(1.1)
Proceeds from sale of aircraft and other assets	1.0
Change in restricted cash	1.9

NET CASH PROVIDED BY INVESTING ACTIVITIES	1.8

FINANCING ACTIVITIES:
Payments on debt	(66.3)
Payments on early extinguishment of debt and refinancing	(0.1)

NET CASH USED IN FINANCING ACTIVITIES	(66.4)

NET CHANGES IN CASH AND CASH EQUIVALENTS	(49.1)
CASH AND CASH EQUIVALENTS—Beginning of period	175.8
CASH AND CASH EQUIVALENTS—End of period	$126.7

See accompanying notes to the condensed consolidated financial statements (unaudited).

1. Summary of Accounting Policies

Basis of Presentation

On February 25, 2016 (the “Petition Date”), Republic Airways Holdings Inc. and certain of its wholly-owned direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 cases are being administered under the caption "In re Republic Airways Holdings Inc., et al." Case Number 16-10429.

The Debtors are currently operating as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and the applicable provisions of the Bankruptcy Code.  In general, as debtors-in-possession under the Bankruptcy Code, the Company is authorized to continue to operate as an ongoing business but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.  The Bankruptcy Court has granted a variety of motions that allow the Company to continue to operate its business in the ordinary course without interruption, covering, among other things, obligations to employee wages, salaries and benefits, taxes and certain vendors in the ordinary course for goods and services received after the Petition Date.

While operating as debtors-in-possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business, in amounts other than those reflected in the Condensed Consolidated Financial Statements. Moreover, the Debtors have not yet prepared or filed with the Bankruptcy Court a plan of reorganization.  The ultimate plan of reorganization, which must be approved by the Bankruptcy Court, could materially change the amounts and classifications in the historical Condensed Consolidated Financial Statements.

This Monthly Operating Report (“MOR”) was prepared on a consolidated basis for the Company and its wholly-owned direct and indirect subsidiaries, including the subsidiary Debtors and other subsidiaries that did not file voluntary petitions for relief under Chapter 11.  This MOR is unaudited, is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) and the Bankruptcy Court.  This MOR does not include all the information and footnotes required by generally accepted accounting principles (“GAAP”) for complete financial statements. Therefore, there can be no assurance that the consolidated financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on this MOR. This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that have been filed with the United States Securities and Exchange Commission (“SEC”).

In accordance with GAAP, the Debtors have applied ASC 852 “Reorganizations” (ASC 852), in preparing the Condensed Consolidated Financial Statements. ASC 852 requires that the financial statements, for periods subsequent to the Chapter 11 Cases, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases are recorded in reorganization items, net on the accompanying Consolidated Statement of Operations. In addition, prepetition obligations that may be impacted by the bankruptcy reorganization process have been classified on the Condensed Consolidated Balance Sheet in liabilities subject to compromise. These liabilities are reported at the amounts expected to be allowed by the Bankruptcy Court, even if they may be settled for lesser amounts (see Note 2).

The Debtors have also prepared these unaudited Condensed Consolidated Financial Statements on a going concern basis, which contemplates realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Debtors’ Condensed Consolidated Financial Statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Debtors be unable to continue as a going concern.

The accompanying Condensed Consolidated Financial Statements do not purport to reflect or provide for the consequences of the Chapter 11 Cases, other than as set forth under “liabilities subject to compromise” on the accompanying Condensed Consolidated Balance Sheet and “income before reorganization items and income taxes” and “reorganization items, net” on the accompanying Condensed Consolidated Statement of Operations (see Note 2). In particular, the financial statements do not purport to show (1) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (2) as to prepetition liabilities, and except as set forth in Note 2, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (3) as to shareholders’ equity accounts, the effect of any changes that may be made to the Debtors’ capitalization; or (4) as to operations, the effect of any changes that may be made to the Debtors’ business.

Additional information about the Chapter 11 Cases, including court filings and claims information, is available on the internet at https://cases.primeclerk.com/rjet/.

2. Bankruptcy Proceedings and Reorganization Update

General Information

Notices to Creditors; Effect of Automatic Stay. Subject to certain exceptions under the Bankruptcy Code, the filing of the Debtors’ Chapter 11 Cases automatically enjoined, or stayed, the continuation of most judicial or administrative proceedings or filing of other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the Petition Date. Thus, for example, most creditor actions to obtain possession of property from the Debtors, or to create, perfect or enforce any lien against the property of the Debtors, or to collect on monies owed or otherwise exercise rights or remedies with respect to a prepetition claim, are enjoined unless and until the Bankruptcy Court lifts the automatic stay as to any such claim. Vendors are being paid for goods furnished and services provided after the Petition Date in the ordinary course of business.

Appointment of Creditors’ Committee. On March 4, 2016, the U.S. Trustee for the Southern District of New York appointed an official committee of unsecured creditors (the “Creditors’ Committee”) for the Chapter 11 Cases.  The Bankruptcy Code provides for the U.S. Trustee to appoint a statutory committee of creditors holding unsecured claims as soon as practicable after the commencement of a Chapter 11 case.  The statutory creditors’ committee ordinarily consists of holders of the seven largest unsecured claims who are willing to serve.  Generally, an official creditors’ committee represents the interests of all unsecured creditors in a bankruptcy case.

On April 4, 2016, the Company submitted a letter to the Office of the United States Trustee of the Southern District of New York to oppose the creation of an official committee of equity security holders. After careful consideration of the facts of the case and analysis of the requests, the United States Trustee declined to form an Official Equity Committee.

Executory Contracts and Unexpired Leases.  Under Section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, certain aircraft, aircraft engines, appliances and spare parts (each, as defined in section 1110(a)(3)(A)(i) of the Bankruptcy Code), and collectively with all records and documents relating thereto, the ("Aircraft Equipment") and leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. Under the Bankruptcy Code, the Debtors’ rights to assume, assume and assign, or reject unexpired leases of non-residential real estate expire on June 25, 2016 (subject to further extension by the Bankruptcy Court). In general, rejection of an executory contract or unexpired lease is treated as a prepetition breach of the executory contract or unexpired lease in question and, subject to certain exceptions, relieves the Debtors from performing their future obligations under such executory contract or unexpired lease but entitles the contract counterparty or lessor to a prepetition general unsecured claim for damages caused by such deemed breach. Counterparties to such rejected contracts or leases have the right to file claims against the Debtors’ estate for such damages. Generally, the assumption of an executory contract or unexpired lease requires the Debtors to cure existing defaults under such executory contract or unexpired lease.

Any description of an executory contract or unexpired lease elsewhere in these Notes, including where applicable the Debtors’ express termination rights or a quantification of their obligations, must be read in conjunction with, and is qualified by, any rights the Debtors have under Section 365 of the Bankruptcy Code.

The Debtors expect that liabilities subject to compromise and resolution in the Chapter 11 Cases will arise in the future as a result of damage claims created by the Debtors’ rejection of various executory contracts and unexpired leases.

Special Protection Applicable to Leases and Secured Financing of Aircraft Equipment. Notwithstanding the general discussion above of the impact of the automatic stay, under Section 1110 of the Bankruptcy Code (“Section 1110”), beginning 60 days after filing a petition under Chapter 11, certain secured parties, lessors and conditional sales vendors may have a right to take possession of certain qualifying Aircraft Equipment that is leased or subject to a security interest or conditional sale contract, unless the Debtors, subject to approval by the Bankruptcy Court, agree to perform under the applicable agreement, and cure any defaults as provided in Section 1110 (other than defaults of a kind specified in Section 365(b)(2) of the Bankruptcy Code).  Taking such action does not preclude the Debtors from later rejecting the applicable lease or surrendering and returning the Aircraft Equipment subject to the related security agreement.

The Debtors may extend the 60-day period by agreement of the relevant financing party, with Bankruptcy Court approval. In the absence of an agreement and cure as described above or such an extension, following written demand for possession, the financing party may take possession of the Aircraft Equipment and enforce any of its contractual rights or remedies to sell, lease or otherwise retain or dispose of such Aircraft Equipment.

The 60-day period under Section 1110 in the Chapter 11 Cases expired on April 26, 2016.  In accordance with the Bankruptcy Court’s Order Authorizing the Debtors to (i) Enter into Agreements Under 11 U.S.C. 1110(a), (ii) Enter into Stipulations to Extend the Time to Comply with 11 U.S.C. 1110 and (iii) File Redacted Section 1110 Notices and 1110(b) Stipulations, dated March 23, 2016, the Debtors have entered into agreements to extend the 60-day period set forth in section 1110(a)(2) or agreed to perform and cure defaults under financing agreements with respect to certain Aircraft Equipment.  While the Debtors have reached agreements on, or agreements on key aspects of, renegotiated terms with respect to certain of their Aircraft Equipment and are continuing to negotiate terms with respect to many of their other Aircraft Equipment financings, the ultimate outcome of these negotiations cannot be predicted with certainty. To the extent the Debtors are unable to reach definitive agreements with Aircraft Equipment financing parties, those parties may seek to repossess the subject Aircraft Equipment pursuant to section 1110(c) of the Bankruptcy Code. The loss of a significant number of operating aircraft could result in a material adverse effect on the Debtors’ financial and operating performance.

In accordance with Section 1110 of the Bankruptcy Code, as of April 30, 2016, the Company had (i) rejected leases relating to one ERJ-145 aircraft and two related spare engines and 27 Q400 aircraft and six related spare engines; (ii) surrendered and returned 11 ERJ-140/145 aircraft and two spare engines subject to mortgages; (iii) made elections under section 1110(a) of the Bankruptcy Code with respect to 15 ERJ-140/145 aircraft, 158 E170/175 aircraft, 19 spare engines related to the E170/175 fleet and certain spare parts collateral; and (iv) reached agreement under section 1110(b) to extend the section 1110 deadline with respect to six leased ERJ-140/145 aircraft, six owned ERJ-140/145 aircraft, 19 E170 aircraft and 13 E175 aircraft.  The Company also reached stipulations with secured parties with respect to the prompt consensual surrender and return of six leased ERJ-140/145 aircraft and 10 owned ERJ-140/145 aircraft subject to mortgages.  Lastly, the Company reached an agreement with the lessor with respect to 23 ERJ-140/145 aircraft and nine related spare engines to reject the leases and surrender and return the aircraft following approval of the Bankruptcy Court.

Magnitude of Potential Claims The Debtors will file with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. All of the schedules are subject to further amendment or modification.

Bankruptcy Rule 3003(c)(3) requires the Bankruptcy Court to fix the time within which proofs of claim must be filed in a Chapter 11 case pursuant to section 501 of the Bankruptcy Code. This Bankruptcy Rule also provides that any creditor who asserts a claim against the Debtors that arose prior to the Petition Date and whose claim (i) is not listed on the Debtors’ schedules or (ii) is listed on the schedules as disputed, contingent, or unliquidated, must file a proof of claim. The Bankruptcy Court has not yet established a date and time by which such proofs of claim must be filed.

Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Condensed Consolidated Balance Sheet as of April 30, 2016:

(in millions)
Debt and accrued interest	$128.2
Deferred credits and other non-current liabilities	45.1
Accounts payable and other accrued liabilities	155.6
Partner liabilities	188.7
Total Liabilities Subject to Compromise	$517.6

Liabilities subject to compromise refers to prepetition obligations which may be impacted by the Chapter 11 reorganization process. These amounts represent the Debtors’ current estimate of known or potential prepetition obligations to be resolved in connection with the Chapter 11 Cases.

Differences between liabilities the Debtors have estimated and the claims filed, or to be filed, will be investigated and resolved in connection with the claims resolution process. The Company will continue to evaluate these liabilities throughout the Chapter 11 proceedings and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. At this time, the Debtors estimate that the ultimate amount of allowed claims to be between $585.0 million and $1.0 billion.

Reorganization Items, net

Reorganization items refer to revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 proceedings. The following table summarizes the components included in reorganization items, net on the Condensed Consolidated Statement of Operations for the month ended April 30, 2016:

(in millions)
Aircraft financing renegotiations and rejections	$(5.0)
Professional fees	7.2
Total reorganization items, net	$2.2

Claims related to reorganization items are reflected in liabilities subject to compromise in the Condensed Consolidated Balance Sheet and were all non-cash items as of April 30, 2016.

Interest Expense

In accordance with ASC 852, the Debtors record interest expense only to the extent (1) interest will be paid during the Chapter 11 Cases or (2) it is probable that the Bankruptcy Court will allow a claim in respect of such interest. Interest expense recorded in the Condensed Consolidated Statement of Operations totaled $9.6 million for the month ended April 30, 2016.  Contractual interest expense (including interest expense that is associated with obligations in liabilities subject to compromise) during this period totaled $10.1 million.

Insurance

Premiums to date for all insurance policies, including workers’ compensation and disability insurance, have been paid in accordance with each respective policy's payment terms. No payments are past due.

Restricted Cash

The Company has restricted cash related primarily to restricted amounts for satisfying debt and lease payments due within the next year, certificate of deposit that secure certain letters of credit issued for workers' compensation claim reserves and certain airport authorities and funds held by a third party owner/trustee in trust for the satisfaction of certain contingent tax obligations. The Debtors have no interest in the funds held in trust.

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATING BALANCE SHEETS (UNAUDITED)
APRIL 30, 2016
(In millions)

ASSETS	Debtors	Non-Debtors	Eliminations & Adjustments	Consolidated
Current Assets:
Cash and cash equivalents	$126.7	$—	$—	$126.7
Restricted cash (3)	7.1	—	—	7.1
Intercompany receivable (2)	7.0	—	(7.0)	—
Receivables, net	89.8	—	—	89.8
Intercompany lease receivable (1)	—	200.5	(200.5)	—
Inventories	51.5	—	—	51.5
Prepaid expenses and other current assets	20.2	—	—	20.2
Assets held for sale	26.1	—	—	26.1
Total current assets	328.4	200.5	(207.5)	321.4
Aircraft and other equipment, net	3,013.1	—	—	3,013.1
Maintenance deposits	52.3	—	—	52.3
Intangible and other assets, net	162.4	—		162.4
Deferred income taxes	—	15.6	(15.6)	—
Investment in non-debtors	35.3	—	(35.3)	—
Total assets	$3,591.5	$216.1	$(258.4)	$3,549.2
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Intercompany payable (1),(2)	$200.5	$7.0	$(207.5)	$—
Current portion of long-term debt	256.2	14.0	—	270.2
Accounts payable	14.3	—	—	14.3
Accrued liabilities	111.7	—	—	111.7
Total current liabilities	582.7	21.0	(207.5)	396.2
Long-term debt - less current portion	1,787.9	186.5	—	1,974.4
Deferred credits and other non-current liabilities	36.8	—	—	36.8
Deferred income taxes	186.3	—	(15.6)	170.7

Liabilities Subject to Compromise (Note 2)	517.6	—	—	517.6

Commitments and contingencies
Stockholders' Equity:
Preferred stock	—	—	—	—
Common stock	—	—	—	—
Additional paid-in capital	435.6	35.3	(35.3)	435.6
Treasury stock	(183.9)	—	—	(183.9)
Accumulated other comprehensive loss	(2.2)	—	—	(2.2)
Accumulated earnings	230.7	(26.7)	—	204.0
Total stockholders' equity	480.2	8.6	(35.3)	453.5
Total liabilities and stockholders' equity	$3,591.5	$216.1	$(258.4)	$3,549.2

(1) There is a $200.5 million intercompany receivable and payable between Debtor Republic Airlines, Inc.  and non-Debtor Carmel Finance 2015, LLC. The amount represents basic rent on a lease by Carmel Finance to Republic Airlines of nine ERJ 175 aircraft, which is equal to Carmel Finance's debt service requirements on the notes for those aircraft.

(2) There is an intercompany payable and receivable of $7.0 million between Debtor Republic Airways Holdings Inc.  and non-Debtor Lynx Aviation, Inc. related to certain tax obligations.

(3) Restricted cash includes funds held by a third party owner/trustee of $4.0 million for the satisfaction of certain contingent tax obligations. The Debtors have no interest in the funds held in trust.

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE MONTH ENDED APRIL 30, 2016
(In millions)

OPERATING REVENUES:	Debtors	Non-Debtors	Eliminations & Adjustments	Consolidated
Fixed-fee service	$100.9	$—	$—	$100.9
Other	1.1	—	—	1.1
Total operating revenues	102.0	—	—	102.0

OPERATING EXPENSES:
Wages and benefits	34.0	—	—	34.0
Landing fees and airport rents	1.7	—	—	1.7
Aircraft and engine rent	3.2	—	—	3.2
Maintenance and repair	21.0	—	—	21.0
Insurance and taxes	1.4	—	—	1.4
Depreciation and amortization	16.0	—	—	16.0
Other	12.9	—	—	12.9
Total operating expenses	90.2	—	—	90.2

OPERATING INCOME	11.8	—	—	11.8
OTHER INCOME (EXPENSE):
Interest expense	9.6	—	—	9.6
Other, net	—	—	—	—
Total other expense	9.6	—	—	9.6

INCOME BEFORE REORGANIZATION ITEMS AND INCOME TAXES	2.2	—	—	2.2

REORGANIZATION ITEMS, NET (Note 2)	2.2	—	—	2.2

INCOME BEFORE INCOME TAXES	—	—	—	—

INCOME TAX EXPENSE	—	—	—	—

NET INCOME	$—	$—	$—	$—

NET INCOME PER COMMON SHARE - BASIC	$—	$—	$—	$—

NET INCOME PER COMMON SHARE - DILUTED	$—	$—	$—	$—

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
TOTAL DISBURSEMENTS BY FILED LEGAL ENTITY (UNAUDITED)
FOR THE MONTH ENDED APRIL 30, 2016
(In millions)

Legal Entity	Case Number	Disbursements
Republic Airways Holdings Inc.	16-10426	$18.5
Republic Airways Services, Inc.	16-10427	—
Republic Airline Inc.	16-10428	89.1
Shuttle America Corporation	16-10429	40.7
Midwest Air Group, Inc.	16-10430	—
Midwest Airlines, Inc.	16-10431	0.2
Skyway Airlines, Inc.	16-10432	—

Total Disbursements		$148.5

* This schedule contains total disbursements for the month ended April 30, 2016.

REPUBLIC AIRWAYS HOLDINGS INC. AND, ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD(UNAUDITED)
FOR THE MONTH ENDED APRIL 30, 2016
(In millions)

Payroll Taxes	Disbursements
Gross wages and salaries paid or incurred	$18.0
Payroll taxes withheld employee	5.8
Payroll taxes withheld employer	2.0
Total payroll taxes withheld	$7.8
Amount of payroll tax remitted to tax authorities	7.8
Date(s) remitted to tax authorities	Various

Sales & Use Taxes
Sales & use tax collected and incurred	$—
Amount of sales & use tax remitted to tax authorities	—
Date(s) remitted to tax authorities	Various

Property taxes paid	$0.2

REPUBLIC AIRWAYS HOLDINGS INC., ET AL.
DEBTORS AND DEBTOR-IN-POSSESSION
TOTAL DISBURSEMENTS TO RETAINED PROFESSIONALS (UNAUDITED)
FOR THE MONTH ENDED APRIL 30, 2016
(In millions)

Retained Professionals	Disbursements (1)
Debtors' Advisors and Notice and Claims Agent:
Prime Clerk, LLC	$0.2
Advisors to Unsecured Creditor's Committee:
—
Total Disbursements to Retained Professionals	$0.2

(1) The Debtors have retained certain legal and financial professionals to advise them in the Chapter 11 Cases.  In addition, the Creditors’ Committee has retained certain legal and financial professionals in connection with the Chapter 11 Cases. As of April 30, 2016, estimated based on the Debtors’ books and records, the Debtors accrued $10.7 million of professional fees relating to such professionals.  Any payments to such professionals will be made in accordance with applicable orders of the Bankruptcy Court.